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                                                                 EXHIBIT 10.15.4
                                LIMITED WAIVER TO
                                CREDIT AGREEMENT

         This Limited Waiver to Credit Agreement (this "Limited Waiver"), dated as of December 31, 2005, is made by and among, on the one hand, WELLS FARGO FOOTHILL, INC., a California corporation ("Lender"), and on the other hand, EASYLINK SERVICES CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers").

                                    RECITALS

         A. The Borrowers and the Lender are parties to that certain Credit Agreement, dated as of December 9, 2004 (as amended, and as the same may be further amended, modified or restated from time to time, the "Credit Agreement").

         B. The Borrowers have requested a limited one-time waiver to the Borrowers' non-compliance with the EBITDA covenant and Projection delivery, each under the Credit Agreement as provided herein.

         C. The Lender is willing to waive such non-compliance, subject to the terms and conditions of this Limited Waiver.

         NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

            1. Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

            2. Limited Waivers. Subject to the terms and conditions contained herein, the Lender hereby waives the Borrowers' obligation to comply with (i) the covenant contained in Section 6.16(a) (Minimum EBITDA) thereof solely for the period ended December 31, 2005 and (ii) the financial reporting covenant contained in Schedule 5.3(e) to the Credit Agreement (Parent's Projections) thereof solely for the period ended December 31, 2005 (the "Projections Waiver"). The Borrowers hereby agree to deliver to the Lender the Parent's Projections in accord with Schedule 5.3(e) to the Credit Agreement on or prior to January 16, 2006. If the Borrowers fail to deliver to the Lender such Parent's Projections on or prior to January 16, 2006, then the Lender may pursue any and all remedies available to it under the Credit Agreement in connection with occurrence and continuance of the Event of Default arising under the Credit Agreement from the failure of the Borrowers to deliver to the Lender the Parent's Projections. The Borrowers and the Lender hereby agree that concurrent with delivery of the Parent's Projections, the Minimum EBITDA covenant contained in Section 6.16(a)(i) of the Credit Agreement shall be amended to such amounts as agreed to by the Borrowers and the Lender utilizing the Parent's Projections. In the event that the Borrowers and Lender fail to agree on such amended amounts for the Minimum EBITDA covenant, then the Minimum EBITDA covenant shall remain the same amounts as provided in Section 6.16(a)(i) of the Credit Agreement for the three-month period ending March 31, 2006, and for each calendar quarter thereafter. The Borrowers further agree that during the period commencing on the date hereof and continuing until the Minimum EBITDA covenant is conclusively determined in accordance with the terms hereof, the Borrowers shall maintain, during such period, an amount of Qualified Cash (as defined in the Credit Agreement) in an amount equal to not less than $4,000,000 (the "Qualified Cash Covenant"). If the Borrowers fail to maintain the Qualified Cash Covenant in accordance with the terms of this Limited Waiver, then the Lender may pursue any and all remedies available to it under the Credit Agreement in connection with occurrence and continuance of the Event of Default arising under the Credit Agreement (as modified by this Limited Waiver) from the failure of the Borrowers to maintain the Qualified Cash Covenant.


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         3. Conditions. The limited waivers contained in Section 2 above are subject to, and contingent upon, the prior or contemporaneous satisfaction of each of the following conditions:

              (i) The Borrowers and the Lender shall have executed and delivered to each other this Limited Waiver.

              (ii) The Borrowers shall have paid to the Lender a fully earned, non-refundable waiver fee in the amount of $50,000. The Borrowers hereby agree to permit the Lender to actually receive such fee as of January 15, 2006.

         4. Reference to and Effect on the Credit Agreement. Except as expressly provided herein, the Credit Agreement and all of the Loan Documents shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed. Except as expressly provided in this Limited Waiver, the execution, delivery and effectiveness of this Limited Waiver shall not operate as a waiver of: (i) any right, power or remedy of the Lender under the Credit Agreement or any of the Loan Documents, or (ii) any Default or Event of Default under the Credit Agreement.

         5. Costs, Expenses and Taxes. Without limiting the obligation of the Borrowers to reimburse the Lender for costs, fees, disbursements and expenses incurred by the Lender as specified in the Credit Agreement, the Borrowers agree to pay on demand all reasonable costs, fees, disbursements and expenses of the Lender in connection with the preparation, execution and delivery of this Limited Waiver and the other agreements, instruments and documents contemplated hereby, including, without limitation, reasonable attorneys' fees and out-of-pocket expenses.

         6. Counterparts; Facsimile. This Limited Waiver may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Limited Waiver by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Limited Waiver. Any party delivering an executed counterpart of this Limited Waiver by telefacsimile shall also deliver a manually executed counterpart of this Limited Waiver, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Limited Waiver.


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         7. GOVERNING LAW. THIS LIMITED WAIVER SHALL BE CONSTRUED IN ALL
RESPECTS IN ACCORDANCE WITH, AND ENFORCED AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         8. JURY TRIAL. THE BORROWERS AND THE LENDER HEREBY IRREVOCABLY AND KNOWINGLY WAIVE (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM) ARISING OUT OF THIS LIMITED WAIVER. EACH OF THE LENDER AND THE BORROWERS AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

                            [SIGNATURE PAGE FOLLOWS]




                                       3
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         IN WITNESS WHEREOF, the undersigned have caused this Limited Waiver to
Credit Agreement to be duly executed and delivered as of the date first above written.

                              EASYLINK SERVICES CORPORATION,
                              a Delaware corporation


                              By:      /s/Michael A. Doyle
                                       --------------------
                              Title:   Vice President, Chief Financial Officer


                              EASYLINK SERVICES USA, INC.,
                              a Delaware corporation


                              By:      /s/Michael A. Doyle
                                       --------------------
                              Title:   Vice President, Chief Financial Officer


                              WELLS FARGO FOOTHILL, INC.,
                              a California corporation


                             By:       /s/ Ronald R. Cote
                                       ------------------
                             Title:    V.P.